Issued Capital	12 Months Ended
Dec. 31, 2024
Share Capital, Reserves, and Other Equity Interest [Abstract]
Issued Capital	Issued Capital
Share Capital—On September 12, 2021, the Company effected a 1-for-2 reverse share split, which was approved by our Board of Directors on September 9, 2021.
On October 27, 2021, the Company completed an initial public offering, issuing 30.3 million ordinary shares, as well as 1.6 million ordinary shares in a concurrent private placement agreement.
On May 22, 2024, the Company announced a share repurchase of 3.9 million ordinary shares from MTIC, a majority shareholder, at the price of $50.75 per share, for an aggregate purchase amount of $200 million. We completed the share repurchase on May 28, 2024.
On May 28, 2024, our Board of Directors resolved to cancel the 3.9 million shares.
As of December 31, 2024, there were 1,300 million ordinary shares and 200 million preferred shares both with a par value of $0.02 authorized, and 553 million ordinary shares issued and outstanding.
Additional Paid-In Capital—Additional paid-in capital represents the excess of assets less liabilities contributed to GlobalFoundries by shareholders over the share capital issued in exchange for those contributions and share-based compensation charges for share-based payments.
Equity
On May 22, 2024, the Company announced a share repurchase of 3.9 million ordinary shares from MTIC, a majority shareholder, at the price of $50.75 per share, for an aggregate purchase amount of $200 million. We completed the share repurchase on May 28, 2024.
On May 28, 2024, our Board of Directors resolved to cancel the 3.9 million shares